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                                                                 EXHIBIT 10.3(A)


   This Offering Expires at 5:00 P.M Eastern Standard Time, September 16, 2002


                           KENSINGTON BANKSHARES, INC.
                     SUBSCRIPTION FOR SHARES OF COMMON STOCK

         The registered owner named below is entitled to purchase shares of Common Stock of Kensington Bankshares, Inc. at a price of $7.50 per share, at any time during the period commencing , 2002, and ending at 5:00 P.M., Eastern
Standard Time on September 16, 2002, upon the terms specified herein and in the Prospectus relating thereto.

NAME:
      -----------------------------------------------------
      (please print)


         The undersigned irrevocably subscribes for the following shares upon the terms and conditions specified in the Prospectus of Kensington Bankshares, Inc., dated August 13, 2002, (receipt of which is acknowledged):

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

BASIC SUBSCRIPTION PRIVILEGE:

         Shares Subscribed For:                          _______________________________   shares

         Cost of Shares Subscribed
         For at $7.50 per share                         $______________________________

Check Enclosed:  Total payable to:
Kensington Bankshares, Inc.                             $______________________________

OVER SUBSCRIPTION REQUEST

         In addition to the above, the undersigned
         desires to purchase additional shares at a
         price of $7.50 per share.                       ______________________________   shares



                   THESE SECURITIES ARE NOT FEDERALLY INSURED.


Signature:
                           -----------------------------------------------------

Address:
                           -----------------------------------------------------

Telephone Number:
                           -----------------------------------------------------

Social Security Number:
                           -----------------------------------------------------


                                    ACCEPTED

KENSINGTON BANKSHARES, INC.
13246 North Dale Mabry Highway
Tampa, Florida  33624
Telephone Number:  (813) 961-6200

                                         By:
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